UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06336
                                                     ---------

                     Franklin Templeton International Trust
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/10
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



APRIL 30, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton
International Trust

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                                    (GRAPHIC)

                                                                   INTERNATIONAL

                                    TEMPLETON

                         FOREIGN SMALLER COMPANIES FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.


 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMINNUAL REPORT
Templeton Foreign Smaller Companies Fund ..................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   11
Financial Highlights and Statement of Investments .........................   13
Financial Statements ......................................................   23
Notes to Financial Statements .............................................   27
Shareholder Information ...................................................   34

Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition. Uncertainties persisted toward period-end and global equity markets were highly volatile in April. Improving global economic fundamentals that had boosted investor sentiment were overshadowed by escalating sovereign debt concerns for several European countries, igniting a sell-off that pushed global stock indexes back to year-end 2009 levels.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.

Templeton Foreign Smaller Companies Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Edward B. Jamieson

Edward B. Jamieson
President and Chief Executive Officer - Investment Management
Franklin Templeton International Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     2 | Not part of the semiannual report

Semiannual Report

Templeton Foreign Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including developing markets.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 4/30/10

                                   (PIE CHART)

Asia                                        35.1%
Europe                                      31.0%
North America                               12.2%
Australia & New Zealand                      7.8%
Latin America & Caribbean                    3.3%
Short-Term Investments & Other Net Assets   10.6%

We are pleased to bring you Templeton Foreign Smaller Companies Fund's semiannual report for the period ended April 30, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

For the six months under review, Templeton Foreign Smaller Companies Fund - Class A delivered a cumulative total return of +11.39%. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a +2.68%

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3
total return for the same period.(1) The Fund underperformed the Standard & Poor's(R) (S&P(R)) Global ex-U.S. less than $2 Billion Index, another relevant measure of Fund performance, which posted a +12.57% cumulative total return for the reporting period.(2) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

Global economic conditions continued to improve during the six-month period under review, and most equity markets trended higher despite intermittent bouts of significant volatility and escalating concerns surrounding the sovereign debt situation in some European countries. Early in the period, the world economy exited its worst recession since the Second World War after unprecedented government stimuli reinvigorated global demand, backstopped the financial system and created easier access to credit. Leading the rebound were emerging markets, where a favorable mix of organic and state-sponsored growth initiatives buoyed commodities and supported the ongoing equity rally. In China, the world's fastest growing major economy, gross domestic product (GDP) growth accelerated more than 10% year-over-year for the second consecutive quarter, and policymakers tightened monetary conditions at the beginning of the year.(3) The move rattled global equity markets, where ongoing discussions of financial sector regulatory reform and the increasingly perilous state of European sovereign finances had already made investors edgy. Stocks sold off through February, but rebounded and generally recovered their losses toward the end of the period.

Corporate earnings helped keep the equity rally alive, and companies generally reported better-than-expected operating results in all regions of the world. Also underpinning the market's rise, G-7 policymakers kept monetary conditions extremely loose despite the initial tightening in emerging markets and

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

(2.) Source: (C) 2010 Morningstar. The S&P Global ex-U.S. less than $2 Billion
     Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities excluding the U.S., with market capitalizations less than $2 billion. Formerly, the index was called S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index.

     The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(3.) Source: National Bureau of Statistics, China.


                              4 | Semiannual Report
increasing discussions of an eventual exit strategy.(4) The most dramatic policy action came in Europe, where the ongoing deterioration of sovereign balance sheets posed an increasingly dangerous threat to the survival of the monetary union. After months of hesitation, eurozone countries accelerated efforts to rescue Greece after a debt downgrade at the end of April sparked renewed market volatility. The anxiety generated by Greece pushed the euro to its lowest levels against the dollar in almost a year, though the weaker currency benefited exports, and European services and manufacturing industries expanded at their fastest pace in over two years. The International Monetary Fund raised its forecast for 2010 global GDP growth to 4.2%, yet it cautioned that the public debt situation may have "severe" consequences. This tension between sovereign funding crises on the one hand and improving economic and corporate fundamentals on the other continued to influence markets through the end of the six-month reporting period.

INVESTMENT STRATEGY

We take a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company's true worth.

MANAGER'S DISCUSSION

A majority of the Fund's holdings posted positive total returns during the period under review. Three of our best-performing investments were Giordano International, Iluka Resources and Panalpina Welttransport Holding.

Hong Kong retailer and distributor Giordano International announced full-year results that were well above consensus expectations due to sharply improved sales margins and an unexpected special dividend, all of which prompted a strong share-price advance. According to our analysis, at period-end Giordano continued to be well managed with strong financial discipline.

Iluka Resources is a leading metals and mining firm with operations in its home base of Australia as well as in North America, Europe and Asia. The company's core business involves the production and processing of mineral sands, but it also holds significant royalty interests in western Australia's iron ore region. Iluka's share price benefited from an improving demand outlook

TOP 10 SECTORS/INDUSTRIES
4/30/10

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
Capital Markets                                     8.9%
Textiles, Apparel & Luxury Goods                    8.2%
Commercial Banks                                    8.0%
Machinery                                           4.6%
Leisure Equipment & Products                        4.4%
Electronic Equipment, Instruments & Components      3.8%
Specialty Retail                                    3.5%
Air Freight & Logistics                             3.4%
Household Durables                                  3.2%
Distributors                                        2.9%

(4.) The Group of Seven, or G-7, is an informal group composed of the seven largest industrialized democratic nations whose finance ministers meet to discuss economic policy issues. Members include Canada, France, Germany, Italy, Japan, the U.K. and U.S.


                              Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
4/30/10

COMPANY                                            % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                           NET ASSETS
------------------------                           ----------
Canaccord Capital Inc.                                2.4%
   CAPITAL MARKETS, CANADA
Giordano International Ltd.                           2.4%
   SPECIALTY RETAIL, HONG KONG
MF Global Holdings Ltd.                               2.2%
   CAPITAL MARKETS, BERMUDA
Henderson Group PLC                                   2.2%
   CAPITAL MARKETS, U.K.
Steiner Leisure Ltd.                                  2.2%
   DIVERSIFIED CONSUMER SERVICES, BAHAMAS
Panalpina Welttransport Holding AG                    2.0%
   AIR FREIGHT & LOGISTICS, SWITZERLAND
Bank of Ayudhya Public Co. Ltd., fgn.                 2.0%
   COMMERCIAL BANKS, THAILAND
Draka Holding NV                                      2.0%
   ELECTRICAL EQUIPMENT, NETHERLANDS
Mediq NV                                              2.0%
   HEALTH CARE PROVIDERS & SERVICES, NETHERLANDS
Iluka Resources Ltd.                                  1.9%
   METALS & MINING, AUSTRALIA

for industrial minerals, which triggered an increase in iron ore contract prices. Furthermore, new management has focused on divesting non-core assets while implementing a successful cost reduction program. We believe a focus on new development projects related to zircon, of which Iluka is the world's largest producer, should add further value, considering recent exploration successes in this area that strengthened the company's dominant position in the zircon market.

The Fund's shares of Swiss transportation logistics company Panalpina Welttransport performed well during the period as investors appeared to recognize its high correlation to reviving global trade flows. Freight forwarding is Panalpina's core operation, accounting for about 87% of its revenue. It is also the world's third-largest air freight forwarder and the fourth-largest ocean freight forwarder. Looking at the longer term, we considered the company's fundamentals solid, underpinned by a strong balance sheet with net cash.

In contrast, several holdings disappointed during the period under review. Three of our worst-performing investments were Emeco Holdings, Game Group and Niscayah Group.

Emeco is the leading supplier of heavy earthmoving equipment rentals to the Australian mining industry. The company's focus is on coal and gold, with a growing presence in iron ore. Emeco's share price fell during the period after news of heavy restructuring costs and cautious guidance regarding the company's 2010 results. Over the longer term, however, the expected trend was positive for Australia's mining production volumes, which drives the utilization level of Emeco's fleet, and we believe capacity expansion of key coal ports should eventually assist volume growth.

U.K.-based Game Group is Europe's largest retailer of computer software, video games, electronic gaming consoles and related products. The company issued a weak trading statement during the period, with unit hardware sales increases unable to offset the effect of price cuts. Despite strong sales of the most popular new games, competition from supermarkets pressured Game Group's profit margins, and sales of less heavily supported games lagged. We believe Game Group is a fundamentally strong company with a solid balance sheet, and we continued to hold it in the Fund's portfolio at period-end.

Niscayah Group, formerly known as Securitas Systems, is a Swedish designer and installer of corporate security systems. Its top products include video surveillance, access control, intrusion protection and fire protection systems. Tepid economic conditions led to a drop in sales growth during the period, but


                             6 | Semiannual Report
the company undertook a large-scale restructuring program, which in our analysis has left it better positioned. Over the longer term, we believe Niscayah shows strong potential for margin growth as the business expands its installed security base and the number of associated service contracts.

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

(PHOTO OF BRADLEY RADIN)


/s/ Bradley Radin

Bradley Radin, CFA

(PHOTO OF HARLAN B. HODES)


/s/ Harlan B. Hodes

Harlan B. Hodes, CPA

Portfolio Management Team
Templeton Foreign Smaller Companies Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 7

Performance Summary as of 4/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FINEX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.42    $14.24     $12.82
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0367

CLASS B (SYMBOL: N/A)                       CHANGE   4/30/10   10/31/09
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$1.36    $13.70     $12.34

CLASS C (SYMBOL: FCFSX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.37    $13.76     $12.39

ADVISOR CLASS (SYMBOL: FTFAX)               CHANGE   4/30/10   10/31/09
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$1.41    $14.22     $12.81
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0556


                             8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               +11.39%          +66.04%   +34.34%   +98.29%
Average Annual Total Return(2)            +5.00%          +56.58%    +4.84%    +6.46%
Value of $10,000 Investment(3)          $10,500          $15,658   $12,664   $18,694
Avg. Ann. Total Return (3/31/10)(4)                       +83.98%    +3.48%    +5.84%
   Total Annual Operating Expenses(5)             1.71%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               +11.02%          +64.86%   +29.40%   +86.43%
Average Annual Total Return(2)            +7.02%          +60.86%    +5.07%    +6.43%
Value of $10,000 Investment(3)          $10,702          $16,086   $12,804   $18,643
Avg. Ann. Total Return (3/31/10)(4)                       +89.76%    +3.71%    +5.80%
   Total Annual Operating Expenses(5)             2.45%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               +11.06%          +64.79%   +29.42%   +83.59%
Average Annual Total Return(2)           +10.06%          +63.79%    +5.29%    +6.26%
Value of $10,000 Investment(3)          $11,006          $16,379   $12,942   $18,359
Avg. Ann. Total Return (3/31/10)(4)                       +92.64%    +3.92%    +5.63%
   Total Annual Operating Expenses(5)             2.46%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------------                           -------          -------   -------   -------
Cumulative Total Return(1)               +11.48%          +66.24%   +35.94%  +103.20%
Average Annual Total Return(2)           +11.48%          +66.24%    +6.33%    +7.35%
Value of $10,000 Investment(3)          $11,148          $16,624   $13,594   $20,320
Avg. Ann. Total Return (3/31/10)(4)                       +95.62%    +4.97%    +6.73%
   Total Annual Operating Expenses(5)             1.46%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000            $1,113.90              $ 8.65
Hypothetical (5% return before expenses)         $1,000            $1,016.61              $ 8.25
CLASS B
Actual                                           $1,000            $1,110.20              $12.45
Hypothetical (5% return before expenses)         $1,000            $1,012.99              $11.88
CLASS C
Actual                                           $1,000            $1,110.60              $12.56
Hypothetical (5% return before expenses)         $1,000            $1,012.89              $11.98
ADVISOR CLASS
Actual                                           $1,000            $1,114.80              $ 7.34
Hypothetical (5% return before expenses)         $1,000            $1,017.85              $ 7.00

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.65%; B: 2.38%; C: 2.40%; and Advisor:
     1.40%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                             SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2010    ----------------------------------------------------------------
CLASS A                                         (UNAUDITED)       2009          2008          2007          2006          2005
-------                                      ----------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....      $  12.82        $   8.58      $  25.36      $  23.20      $  19.60      $  19.40
                                                --------        --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) ..............            --(c)         0.08          0.32          0.27          0.27          0.27
   Net realized and unrealized gains
      (losses) ...........................          1.46            4.66        (13.11)         6.07          4.07          2.61
                                                --------        --------      --------      --------      --------      --------
Total from investment operations .........          1.46            4.74        (12.79)         6.34          4.34          2.88
                                                --------        --------      --------      --------      --------      --------
Less distributions from:
   Net investment income .................         (0.04)          (0.45)        (0.28)        (0.46)        (0.51)        (0.24)
   Net realized gains ....................            --           (0.05)        (3.71)        (3.72)        (0.23)        (2.44)
                                                --------        --------      --------      --------      --------      --------
Total distributions ......................         (0.04)          (0.50)        (3.99)        (4.18)        (0.74)        (2.68)
                                                --------        --------      --------      --------      --------      --------
Redemption fees(d) .......................            --              --            --(c)         --(c)         --(c)         --(c)
                                                --------        --------      --------      --------      --------      --------
Net asset value, end of period ...........      $  14.24        $  12.82      $   8.58      $  25.36      $  23.20      $  19.60
                                                ========        ========      ========      ========      ========      ========
Total return(e) ..........................         11.39%          58.99%       (55.75)%       31.50%        22.80%        15.00%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .................................          1.65%           1.71%(g)      1.53%(g)      1.40%(g)      1.50%(g)      1.57%(g)
Net investment income ....................          0.02%           0.83%         1.78%         1.15%         1.24%         1.27%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $156,659        $144,167      $ 99,546      $503,289      $356,785      $288,564
Portfolio turnover rate ..................          5.26%          32.74%        12.68%(h)     27.72%        33.92%        36.91%(h)

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                             SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2010    -------------------------------------------------------
CLASS B                                         (UNAUDITED)      2009         2008        2007        2006        2005
-------                                      ----------------   ------      -------      ------      ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....        $12.34        $ 8.24      $ 24.60      $22.63      $19.21      $19.07
                                                  ------        ------      -------      ------      ------      ------
Income from investment operations(a):
   Net investment income (loss)(b) .......         (0.05)         0.01         0.18        0.08        0.09        0.12
   Net realized and unrealized gains
      (losses) ...........................          1.41          4.49       (12.68)       5.91        4.00        2.56
                                                  ------        ------      -------      ------      ------      ------
Total from investment operations .........          1.36          4.50       (12.50)       5.99        4.09        2.68
                                                  ------        ------      -------      ------      ------      ------
Less distributions from:
   Net investment income .................            --         (0.35)       (0.15)      (0.30)      (0.44)      (0.10)
   Net realized gains ....................            --         (0.05)       (3.71)      (3.72)      (0.23)      (2.44)
                                                  ------        ------      -------      ------      ------      ------
Total distributions ......................            --         (0.40)       (3.86)      (4.02)      (0.67)      (2.54)
                                                  ------        ------      -------      ------      ------      ------
Redemption fees(c) .......................            --            --           --(d)       --(d)       --(d)       --(d)
                                                  ------        ------      -------      ------      ------      ------
Net asset value, end of period ...........        $13.70        $12.34      $  8.24      $24.60      $22.63      $19.21
                                                  ======        ======      =======      ======      ======      ======
Total return(e) ..........................         11.02%        57.71%      (56.07)%     30.49%      21.93%      14.10%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .................................          2.38%         2.45%(g)     2.28%(g)    2.15%(g)    2.24%(g)    2.32%(g)
Net investment income (loss) .............         (0.71)%        0.09%        1.03%       0.40%       0.50%       0.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........        $2,586        $2,783      $ 2,479      $8,505      $7,758      $7,576
Portfolio turnover rate ..................          5.26%        32.74%       12.68%(h)   27.72%      33.92%      36.91%(h)

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                             SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2010    -----------------------------------------------------------
CLASS C                                         (UNAUDITED)       2009         2008         2007         2006        2005
-------                                      ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....       $ 12.39        $  8.26      $ 24.66      $ 22.68      $ 19.25      $ 19.12
                                                 -------        -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(loss)(b) ........         (0.05)          0.01         0.19         0.08         0.11         0.13
   Net realized and unrealized gains
      (losses) ...........................          1.42           4.51       (12.72)        5.93         4.00         2.55
                                                 -------        -------      -------      -------      -------      -------
Total from investment operations .........          1.37           4.52       (12.53)        6.01         4.11         2.68
                                                 -------        -------      -------      -------      -------      -------
Less distributions from:
   Net investment income .................            --          (0.34)       (0.16)       (0.31)       (0.45)       (0.11)
   Net realized gains ....................            --          (0.05)       (3.71)       (3.72)       (0.23)       (2.44)
                                                 -------        -------      -------      -------      -------      -------
Total distributions ......................            --          (0.39)       (3.87)       (4.03)       (0.68)       (2.55)
                                                 -------        -------      -------      -------      -------      -------
Redemption fees(c) .......................            --             --           --(d)        --(d)        --(d)        --(d)
                                                 -------        -------      -------      -------      -------      -------
Net asset value, end of period ...........       $ 13.76        $ 12.39      $  8.26      $ 24.66      $ 22.68      $ 19.25
                                                 =======        =======      =======      =======      =======      =======
Total return(e) ..........................         11.06%         57.73%      (56.07)%      30.52%       21.91%       14.12%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .................................          2.40%          2.46%(g)     2.26%(g)     2.14%(g)     2.25%(g)     2.32%(g)
Net investment income (loss) .............         (0.73)%         0.08%        1.05%        0.41%        0.49%        0.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........       $16,379        $14,349      $11,220      $38,434      $30,988      $23,519
Portfolio turnover rate ..................          5.26%         32.74%       12.68%(h)    27.72%       33.92%       36.91%(h)

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                             SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2010    -----------------------------------------------------------
ADVISOR CLASS                                   (UNAUDITED)       2009         2008         2007         2006        2005
-------------                                ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....       $ 12.81        $  8.62      $ 25.43      $ 23.26      $ 19.67      $ 19.46
                                                 -------        -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b) ..............          0.01           0.10         0.36         0.34         0.32         0.36
   Net realized and unrealized gains
      (losses) ...........................          1.46           4.65       (13.14)        6.06         4.09         2.57
                                                 -------        -------      -------      -------      -------      -------
Total from investment operations .........          1.47           4.75       (12.78)        6.40         4.41         2.93
                                                 -------        -------      -------      -------      -------      -------
Less distributions from:
   Net investment income .................         (0.06)         (0.51)       (0.32)       (0.51)       (0.59)       (0.28)
   Net realized gains ....................            --          (0.05)       (3.71)       (3.72)       (0.23)       (2.44)
                                                 -------        -------      -------      -------      -------      -------
Total distributions ......................         (0.06)         (0.56)       (4.03)       (4.23)       (0.82)       (2.72)
                                                 -------        -------      -------      -------      -------      -------
Redemption fees(c) .......................            --             --           --(d)        --(d)        --(d)        --(d)
                                                 -------        -------      -------      -------      -------      -------
Net asset value, end of period ...........       $ 14.22        $ 12.81      $  8.62      $ 25.43      $ 23.26      $ 19.67
                                                 =======        =======      =======      =======      =======      =======
Total return(e) ..........................         11.48%         59.33%      (55.61)%      31.78%       23.14%       15.26%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .................................          1.40%          1.46%(g)     1.28%(g)     1.15%(g)     1.25%(g)     1.32%(g)
Net investment income ....................          0.27%          1.08%        2.03%        1.40%        1.49%        1.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........       $19,340        $14,438      $ 7,849      $63,042      $40,270      $31,695
Portfolio turnover rate ..................          5.26%         32.74%       12.68%(h)    27.72%       33.92%       36.91%(h)

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

       TEMPLETON FOREIGN SMALLER COMPANIES FUND                  INDUSTRY                     SHARES          VALUE
       ----------------------------------------   --------------------------------------   ------------   ------------
       COMMON STOCKS 89.4%
       AUSTRALIA 7.8%
       Billabong International Ltd. ...........      Textiles, Apparel & Luxury Goods           251,491   $  2,656,508
   (a) Billabong International Ltd., 144A .....      Textiles, Apparel & Luxury Goods            45,726        483,005
       Emeco Holdings Ltd. ....................      Trading Companies & Distributors         4,136,350      2,637,600
       Iluka Resources Ltd. ...................              Metals & Mining                    879,931      3,781,325
   (b) Pacific Brands Ltd. ....................                Distributors                   1,924,709      2,125,570
(a, b) Pacific Brands Ltd., 144A ..............                Distributors                   1,443,531      1,594,177
   (b) PaperlinX Ltd. .........................          Paper & Forest Products              2,698,168      1,870,134
                                                                                                          ------------
                                                                                                            15,148,319
                                                                                                          ------------
       BAHAMAS 2.2%
   (b) Steiner Leisure Ltd. ...................       Diversified Consumer Services              89,723      4,205,317
                                                                                                          ------------
       BELGIUM 1.9%
   (b) Barco NV ...............................    Electronic Equipment, Instruments &
                                                                Components                       66,325      3,619,490
                                                                                                          ------------
       BERMUDA 2.2%
   (b) MF Global Holdings Ltd. ................              Capital Markets                    470,800      4,340,776
                                                                                                          ------------
       CANADA 10.0%
   (b) ATS Automation Tooling Systems Inc. ....                 Machinery                       359,759      2,480,486
       Biovail Corp.                                         Pharmaceuticals                    209,827      3,555,935
       Canaccord Financial Inc. ...............              Capital Markets                    453,625      4,684,827
       Dorel Industries Inc., B ...............             Household Durables                   64,221      2,272,086
       Genworth MI Canada Inc. ................         Thrifts & Mortgage Finance               25,201        712,380
   (a) Genworth MI Canada Inc., 144A ..........         Thrifts & Mortgage Finance              101,159      2,859,555
   (b) HudBay Minerals Inc. ...................              Metals & Mining                    123,100      1,564,328
       Mullen Group Ltd. ......................        Energy Equipment & Services               85,200      1,281,310
                                                                                                          ------------
                                                                                                            19,410,907
                                                                                                          ------------
       CAYMAN ISLANDS 1.1%
       Stella International Holdings Ltd. .....      Textiles, Apparel & Luxury Goods         1,009,500      2,064,923
                                                                                                          ------------
       CHINA 4.3%
   (b) Bio-Treat Technology Ltd. ..............       Commercial Services & Supplies          5,069,075        369,897
       People's Food Holdings Ltd. ............               Food Products                   5,399,101      2,757,860
       Sinotrans Ltd., H ......................          Air Freight & Logistics             11,577,998      2,754,761
       Travelsky Technology Ltd., H ...........                IT Services                    3,181,872      2,604,721
                                                                                                          ------------
                                                                                                             8,487,239
                                                                                                          ------------
       FINLAND 3.0%
       Amer Sports OYJ ........................        Leisure Equipment & Products             308,436      3,675,195
       Huhtamaki OYJ ..........................           Containers & Packaging                180,053      2,104,685
                                                                                                          ------------
                                                                                                             5,779,880
                                                                                                          ------------
       GERMANY 0.8%
   (b) Jenoptik AG ............................    Electronic Equipment, Instruments &
                                                                Components                      271,600      1,574,383
                                                                                                          ------------
       HONG KONG 9.2%
       Asia Satellite Telecommunications
          Holdings Ltd. .......................   Diversified Telecommunication Services        744,402      1,129,372
   (b) Dah Sing Financial Group ...............              Commercial Banks                   650,069      3,692,184
   (b) Fountain Set (Holdings) Ltd. ...........      Textiles, Apparel & Luxury Goods         6,512,566      1,084,672
       Giordano International Ltd. ............              Specialty Retail                10,097,580      4,670,047


                             Semiannual Report | 17

Franklin Templeton International Trust

       TEMPLETON FOREIGN SMALLER COMPANIES FUND                  INDUSTRY                     SHARES          VALUE
       ----------------------------------------   --------------------------------------   ------------   ------------
       COMMON STOCKS (CONTINUED)
       HONG KONG (CONTINUED)
       Hung Hing Printing Group Ltd. ..........           Containers & Packaging              1,030,260   $    321,919
       Lerado Group (Holding) Co. Ltd. ........        Leisure Equipment & Products          11,456,318      1,741,742
       Texwinca Holdings Ltd. .................      Textiles, Apparel & Luxury Goods         3,146,808      3,361,456
       Yue Yuen Industrial Holdings Ltd. ......      Textiles, Apparel & Luxury Goods           573,545      1,998,140
                                                                                                          ------------
                                                                                                            17,999,532
                                                                                                          ------------
       JAPAN 4.6%
       Asics Corp. ............................      Textiles, Apparel & Luxury Goods             6,000         57,535
       Descente Ltd. ..........................      Textiles, Apparel & Luxury Goods           496,515      3,038,486
       en-japan Inc. ..........................           Professional Services                     950      1,689,496
       Kobayashi Pharmaceutical Co. Ltd. ......             Personal Products                    54,279      2,189,415
       MEITEC Corp. ...........................           Professional Services                  41,048        861,938
   (b) Takuma Co. Ltd. ........................                 Machinery                        69,678        172,786
       USS Co. Ltd. ...........................              Specialty Retail                    15,110      1,034,028
                                                                                                          ------------
                                                                                                             9,043,684
                                                                                                          ------------
       NETHERLANDS 10.1%
       Aalberts Industries NV .................                 Machinery                       199,208      3,275,412
   (b) Draka Holding NV .......................            Electrical Equipment                 196,828      3,862,572
       Imtech NV ..............................         Construction & Engineering               63,752      2,021,752
       Mediq NV ...............................      Health Care Providers & Services           205,524      3,833,477
       SBM Offshore NV ........................        Energy Equipment & Services               81,162      1,610,020
       TKH Group NV ...........................          Communications Equipment               160,963      3,382,695
   (b) USG People NV ..........................           Professional Services                  92,854      1,651,579
                                                                                                          ------------
                                                                                                            19,637,507
                                                                                                          ------------
       NORWAY 0.8%
       Tomra Systems ASA ......................       Commercial Services & Supplies            336,573      1,625,681
                                                                                                          ------------
       SINGAPORE 0.2%
   (b) Huan Hsin Holdings Ltd. ................    Electronic Equipment, Instruments &
                                                                Components                    1,985,075        492,503
                                                                                                          ------------
       SOUTH KOREA 6.5%
       Binggrae Co. Ltd. ......................               Food Products                      44,770      1,981,027
       Busan Bank .............................              Commercial Banks                   306,225      3,301,208
       Daeduck Electronics Co. Ltd. ...........    Electronic Equipment, Instruments &
                                                                Components                      163,043        878,093
       Daegu Bank Co. Ltd. ....................              Commercial Banks                   156,515      2,089,691
       INTOPS Co. Ltd. ........................    Electronic Equipment, Instruments &
                                                                Components                       48,182        838,893
       Sindoh Co. Ltd. ........................             Office Electronics                   50,366      2,349,050
       Youngone Corp. .........................      Textiles, Apparel & Luxury Goods           137,199      1,168,388
                                                                                                          ------------
                                                                                                            12,606,350
                                                                                                          ------------
       SPAIN 1.6%
       Sol Melia SA ...........................       Hotels, Restaurants & Leisure             376,985      3,174,511
                                                                                                          ------------
       SWEDEN 0.9%
(b, c) D. Carnegie & Co. AB ...................              Capital Markets                    456,515             --
       Niscayah Group AB ......................       Commercial Services & Supplies            924,190      1,734,766
                                                                                                          ------------
                                                                                                             1,734,766
                                                                                                          ------------
       SWITZERLAND 4.1%
       Panalpina Welttransport Holding AG .....          Air Freight & Logistics                 43,570      3,949,322
       Verwaltungs-und Privat-Bank AG .........              Capital Markets                     20,343      2,304,942


                             18 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

       TEMPLETON FOREIGN SMALLER COMPANIES FUND                  INDUSTRY                     SHARES          VALUE
       ----------------------------------------   --------------------------------------   ------------   ------------
       COMMON STOCKS (CONTINUED)
       SWITZERLAND (CONTINUED)
       Vontobel Holding AG ....................              Capital Markets                     60,069   $  1,732,196
                                                                                                          ------------
                                                                                                             7,986,460
                                                                                                          ------------
       TAIWAN 6.4%
       D-Link Corp. ...........................          Communications Equipment             1,434,061      1,396,292
       Giant Manufacturing Co. Ltd. ...........        Leisure Equipment & Products           1,066,460      3,241,085
       KYE Systems Corp. ......................          Computers & Peripherals              2,169,132      2,309,355
   (b) Ta Chong Bank Ltd. .....................            Commercial Banks                  12,249,000      2,541,692
       Taiwan Fu Hsing ........................             Building Products                 1,670,980      1,101,540
       Test-Rite International Co. Ltd. .......                Distributors                   3,283,710      1,949,785
                                                                                                          ------------
                                                                                                            12,539,749
                                                                                                          ------------
       THAILAND 3.9%
       Bank of Ayudhya Public Co. Ltd., fgn. ..              Commercial Banks                 6,366,400      3,897,796
       Glow Energy Public Co. Ltd., fgn. ......    Independent Power Producers & Energy
                                                                 Traders                      1,700,127      1,879,392
       Total Access Communication Public Co.
          Ltd., fgn. ..........................    Wireless Telecommunication Services        1,710,650      1,898,821
                                                                                                          ------------
                                                                                                             7,676,009
                                                                                                          ------------
       UNITED KINGDOM 7.8%
(b, d) Bellway PLC ............................             Household Durables                  129,940      1,500,560
       Bodycote PLC ...........................                  Machinery                      892,042      3,052,214
   (b) Bovis Homes Group PLC ..................             Household Durables                  231,470      1,507,169
       Fiberweb PLC ...........................              Personal Products                2,209,286      1,816,327
       Future PLC .............................                    Media                      3,851,264        942,512
       GAME Group PLC .........................              Specialty Retail                   763,348      1,109,784
       Henderson Group PLC ....................               Capital Markets                 1,893,831      4,275,543
   (b) Persimmon PLC ..........................             Household Durables                  138,570      1,009,940
   (b) Yule Catto & Co. PLC ...................                  Chemicals                        3,460         10,823
                                                                                                          ------------
                                                                                                            15,224,872
                                                                                                          ------------
       TOTAL COMMON STOCKS
          (COST $163,785,411) .................                                                            174,372,858
                                                                                                          ------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                           ------------
       SHORT TERM INVESTMENTS
       (COST $19,999,900) 10.3%
       U.S. GOVERNMENT AND AGENCY SECURITIES
          10.3%
   (e) FHLB, 5/03/10 ..........................                                            $ 20,000,000     19,999,900
                                                                                                          ------------
       TOTAL INVESTMENTS (COST $183,785,311)
          99.7% ...............................                                                            194,372,758
       OTHER ASSETS, LESS LIABILITIES 0.3%                                                                     591,384
                                                                                                          ------------
       NET ASSETS 100.0% ......................                                                           $194,964,142
                                                                                                          ------------


                             Semiannual Report | 19

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

See Abbreviations on page 33.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $4,936,737, representing 2.53% of net assets.

(b)  Non-income producing.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days.

(d) A portion of the security purchased on a delayed delivery basis. See Note 1(c).

(e)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (unaudited)

                                                      TEMPLETON
                                                   FOREIGN SMALLER
                                                    COMPANIES FUND
                                                   ---------------
Assets:
   Investments in securities:
      Cost .....................................    $183,785,311
                                                    ============
      Value ....................................    $194,372,758
   Cash ........................................         176,579
   Receivables:
      Investment securities sold ...............         166,332
      Capital shares sold ......................         715,891
      Dividends ................................         657,187
   Other assets ................................             418
                                                    ------------
         Total assets ..........................     196,089,165
                                                    ------------
Liabilities:
   Payables:
      Investment securities purchased ..........          65,542
      Capital shares redeemed ..................         715,862
      Affiliates ...............................         215,396
   Accrued expenses and other liabilities ......         128,223
                                                    ------------
         Total liabilities .....................       1,125,023
                                                    ------------
            Net assets, at value ...............    $194,964,142
                                                    ============
Net assets consist of:
   Paid-in capital .............................    $220,055,380
   Undistributed net investment income (loss) ..         (28,161)
   Net unrealized appreciation (depreciation) ..      10,586,914
   Accumulated net realized gain (loss) ........     (35,649,991)
                                                    ------------
            Net assets, at value ...............    $194,964,142
                                                    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Templeton International Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010 (unaudited)

                                                                                 TEMPLETON
                                                                              FOREIGN SMALLER
                                                                               COMPANIES FUND
                                                                              ---------------
CLASS A:
   Net assets, at value ...................................................     $156,658,966
                                                                                ------------
   Shares outstanding .....................................................       11,003,183
                                                                                ------------
   Net asset value per share(a) ...........................................     $      14.24
                                                                                ------------
   Maximum offering price per share (net asset value per share / 94.25%) ..     $      15.11
                                                                                ------------
CLASS B:
   Net assets, at value ...................................................     $  2,585,697
                                                                                ------------
   Shares outstanding .....................................................          188,712
                                                                                ------------
   Net asset value and maximum offering price per share(a) ................     $      13.70
                                                                                ------------
CLASS C:
   Net assets, at value ...................................................     $ 16,379,462
                                                                                ------------
   Shares outstanding .....................................................        1,190,754
                                                                                ------------
   Net asset value and maximum offering price per share(a) ................     $      13.76
                                                                                ------------
ADVISOR CLASS:
   Net assets, at value ...................................................     $ 19,340,017
                                                                                ------------
   Shares outstanding .....................................................        1,359,746
                                                                                ------------
   Net asset value and maximum offering price per share ...................     $      14.22
                                                                                ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the six months ended April 30, 2010 (unaudited)

                                                                                 TEMPLETON
                                                                              FOREIGN SMALLER
                                                                               COMPANIES FUND
                                                                              ---------------
Investment income:
   Dividends (net of foreign taxes of $187,501) ...........................    $ 1,512,838
   Interest ...............................................................          6,702
                                                                               -----------
         Total investment income ..........................................      1,519,540
                                                                               -----------
Expenses:
   Management fees (Note 3a) ..............................................        869,289
   Distribution fees: (Note 3c)
      Class A .............................................................        182,430
      Class B .............................................................         13,082
      Class C .............................................................         75,927
   Transfer agent fees (Note 3e) ..........................................        223,765
   Custodian fees (Note 4) ................................................         28,676
   Reports to shareholders ................................................         36,442
   Registration and filing fees ...........................................         54,196
   Professional fees ......................................................         20,884
   Trustees' fees and expenses ............................................          7,339
   Other ..................................................................         35,319
                                                                               -----------
         Total expenses ...................................................      1,547,349
                                                                               -----------
            Net investment income (loss) ..................................        (27,809)
                                                                               -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................     (2,129,058)
      Foreign currency transactions .......................................        (66,386)
                                                                               -----------
            Net realized gain (loss) ......................................     (2,195,444)
                                                                               -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................     21,497,366
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................         32,236
                                                                               -----------
            Net change in unrealized appreciation (depreciation) ..........     21,529,602
                                                                               -----------
Net realized and unrealized gain (loss) ...................................     19,334,158
                                                                               -----------
Net increase (decrease) in net assets resulting from operations ...........    $19,306,349
                                                                               ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          TEMPLETON FOREIGN
                                                                                        SMALLER COMPANIES FUND
                                                                                 -----------------------------------
                                                                                 SIX MONTHS ENDED
                                                                                  APRIL 30, 2010       YEAR ENDED
                                                                                    (UNAUDITED)     OCTOBER 31, 2009
                                                                                 ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................................     $    (27,809)      $    950,844
      Net realized gain (loss) from investments and foreign currency
         transactions ........................................................       (2,195,444)       (33,529,373)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ..................................................       21,529,602         88,622,453
                                                                                   ------------       ------------
            Net increase (decrease) in net assets resulting from operations ..       19,306,349         56,043,924
                                                                                   ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................         (410,438)        (4,845,849)
         Class B .............................................................               --            (99,664)
         Class C .............................................................               --           (419,438)
         Advisor Class .......................................................          (88,521)          (456,682)
   Net realized gains:
         Class A .............................................................               --           (566,949)
         Class B .............................................................               --            (14,948)
         Class C .............................................................               --            (64,824)
         Advisor Class .......................................................               --            (46,998)
                                                                                   ------------       ------------
   Total distributions to shareholders .......................................         (498,959)        (6,515,352)
                                                                                   ------------       ------------
   Capital share transactions: (Note 2)
         Class A .............................................................       (2,816,546)         5,215,986
         Class B .............................................................         (477,726)          (588,011)
         Class C .............................................................          453,024         (1,331,299)
         Advisor Class .......................................................        3,260,605          1,818,206
                                                                                   ------------       ------------
   Total capital share transactions ..........................................          419,357          5,114,882
                                                                                   ------------       ------------
            Net increase (decrease) in net assets ............................       19,226,747         54,643,454
Net assets:
   Beginning of period .......................................................      175,737,395        121,093,941
                                                                                   ------------       ------------
   End of period .............................................................     $194,964,142       $175,737,395
                                                                                   ------------       ------------
Undistributed net investment income (loss) included in net assets:
   End of period .............................................................     $    (28,161)      $    498,607
                                                                                   ============       ============

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the


                             Semiannual Report | 25

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At April 30, 2010, a market event occurred resulting in a portion of the securities held by the Fund being fair valued. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             26 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                             Semiannual Report | 27

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                           SIX MONTHS ENDED               YEAR ENDED
                                            APRIL 30, 2010             OCTOBER 31, 2009
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold ....................    2,551,248   $ 34,593,532    4,908,970   $ 53,223,699
   Shares issued in reinvestment of
      distributions ...............       29,112        381,656      614,237      4,784,904
   Shares redeemed ................   (2,825,594)   (37,791,734)  (5,872,856)   (52,792,617)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........     (245,234)  $ (2,816,546)    (349,649)  $  5,215,986
                                      ==========   ============   ==========   ============
CLASS B SHARES:
   Shares sold.....................        2,172   $     28,159       16,729   $    184,829
   Shares issued in reinvestment of
      distributions ...............           --             --       13,115         98,592
   Shares redeemed ................      (38,998)      (505,885)    (105,014)      (871,432)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........      (36,826)  $   (477,726)     (75,170)  $   (588,011)
                                      ==========   ============   ==========   ============


                             28 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           SIX MONTHS ENDED             YEAR ENDED
                                            APRIL 30, 2010           OCTOBER 31, 2009
                                      -----------------------   -------------------------
                                       SHARES       AMOUNT        SHARES        AMOUNT
                                      --------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold                         176,332   $  2,289,534      207,732   $  2,121,523
   Shares issued in reinvestment of
      distributions                         --             --       54,826        415,579
   Shares redeemed                    (143,379)    (1,836,510)    (462,568)    (3,868,401)
                                       -------   ------------    ---------   ------------
   Net increase (decrease)              32,953   $    453,024     (200,010)  $ (1,331,299)
                                       =======   ============    =========   ============
ADVISOR CLASS SHARES:
   Shares sold                         908,871   $ 12,305,848    1,301,121   $ 14,756,062
   Shares issued in reinvestment of
   distributions                         5,283         69,159       55,345        430,030
   Shares redeemed                    (681,797)    (9,114,402)  (1,139,542)   (13,367,886)
                                       -------   ------------    ---------   ------------
   Net increase (decrease)             232,357   $  3,260,605      216,924   $  1,818,206
                                       =======   ============    =========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       ------------
Franklin Templeton Investments Corp. (FTIC)      Investment manager
Templeton Investment Counsel, LLC (TIC)          Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager
Franklin Templeton Distributors, Inc.
   (Distributors)                                Principal underwriter
Franklin Templeton Investor Services, LLC
   (Investor Services)                           Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       1.000%         Up to and including $100 million
       0.900%         Over $100 million, up to and including $250 million
       0.800%         Over $250 million, up to and including $500 million
       0.750%         In excess of $500 million

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund and receives from FTIC fees based on the average daily net assets of the Fund.


                             Semiannual Report | 29

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .........................................   0.25%
Class B .........................................   1.00%
Class C .........................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $17,920
Contingent deferred sales charges retained ......   $   985

E. TRANSFER AGENT FEES

For the period ended April 30, 2010, the Fund paid transfer agent fees of $223,765, of which $115,515 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2010, there were no credits earned.


                             30 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the Fund had tax basis capital losses of $33,428,938 expiring in 2017.

At April 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................   $183,785,311
                                                  ============
Unrealized appreciation .......................   $ 40,766,950
Unrealized depreciation .......................    (30,179,503)
                                                  ------------
Net unrealized appreciation (depreciation) ....   $ 10,587,447
                                                  ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2010, aggregated $8,785,561 and $22,202,775, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                             Semiannual Report | 31

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

8. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended April 30, 2010, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund's assets carried at fair value:

                                              LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                           ------------   ------------   -------   ------------
ASSETS:
   Investments in Securities:
      Equity Investments:
         Cayman Islands ................   $         --   $  2,064,923    $--      $  2,064,923
         China .........................      3,127,757      5,359,482     --         8,487,239
         Hong Kong .....................             --     17,999,532     --        17,999,532
         Sweden ........................      1,734,766             --     --(a)      1,734,766
         Other Equity Investments(b) ...    144,086,398             --     --       144,086,398
      Short Term Investments ...........             --     19,999,900     --        19,999,900
                                           ------------   ------------    ---      ------------
         Total Investments in
            Securities .................   $148,948,921   $ 45,423,837    $--      $194,372,758
                                           ============   ============    ===      ============

(a)  Includes securities determined to have no value at April 30, 2010.

(b) For detailed country descriptions, see the accompanying Statement of Investments.


                             32 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

FHLB - Federal Home Loan Bank


                             Semiannual Report | 33

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 13, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Templeton Foreign Smaller Companies Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the investment manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                             34 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed


                             Semiannual Report | 35

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board's view of such performance. The performance universe for the Fund consisted of the Fund and all retail and institutional international small/mid-cap core funds as selected by Lipper. Comparative performance within such universe was shown for the one-year period ended January 31, 2010, and the previous 10 years ended that date. The Lipper report showed the Fund's total return for the one-year period to be in the highest quintile of such performance universe, and on an annualized basis to also be in the highest quintile of such universe for the previous three-year period, and to be in the second-lowest quintile of such universe for the previous five-year period and the second-highest quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund's performance as set forth in the Lipper report and noted that in 2007 there had been a change in its portfolio management team.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such comparisons showed the contractual investment management fee rate of the Fund to be in the middle quintile of its Lipper expense group and its actual total expense ratio to be in the middle quintile of its expense group including 12b-1 fees and to be in the second-highest quintile of such group excluding 12b-1 fees, but within five basis points of the group median. The Board found the comparative investment management fee and total expense ratio of the Fund as shown in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to


                             36 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee schedule under the investment management agreement for the Fund provides an initial fee of


                             Semiannual Report | 37

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

1% on the first $100 million of net assets; 0.90% on the next $150 million; 0.80% on the next $250 million; and 0.75% on net assets in excess of $500 million. The Fund's assets were approximately $186 million at December 31, 2009. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for such Fund provides for a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             38 | Semiannual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets
Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

INVESTMENT MANAGER

Franklin Templeton Investments Corp.

SUBADVISOR

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

191 S 06/10










APRIL 30, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton
International Trust

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on franklintempleton.com

                                    (GRAPHIC)

                                                                   INTERNATIONAL

                           FRANKLIN INDIA GROWTH FUND


                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

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Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.


 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

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                                    Contents

SHAREHOLDER LETTER .......................................................    1
SEMIANNUAL REPORT
Franklin India Growth Fund ...............................................    3
Performance Summary ......................................................    8
Your Fund's Expenses .....................................................   11
Financial Highlights .....................................................   13
Financial Statements .....................................................   16
Notes to Financial Statements ............................................   19
FT (Mauritius) Offshore Investments Limited ..............................   27
Shareholder Information ..................................................   40

Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition. Uncertainties persisted toward period-end and global equity markets were highly volatile in April. Improving global economic fundamentals that had boosted investor sentiment were overshadowed by escalating sovereign debt concerns for several European countries, igniting a sell-off that pushed global stock indexes down to year-end 2009 levels.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, as value-oriented, bottom-up investors we search for companies we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

Franklin India Growth Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

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If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Edward B. Jamieson

Edward B. Jamieson

President and Chief Executive Officer - Investment Management Franklin Templeton International Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin India Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin India Growth Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of "Indian companies," which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin India Growth Fund's semiannual report for the period ended April 30, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Franklin India Growth Fund - Class A delivered a +20.94% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) India Index, which posted a +19.86% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, India's economic activity improved as industrial production bounced back and services sector activity stabilized from the low levels of early 2009. These two segments helped mitigate the impact of declining agricultural sector output resulting largely from below-average rainfall in the country's crop-growing regions. Consumption in rural areas benefited from various economic development measures aimed at boosting employment and infrastructure conditions in those areas. India's export

(1.) The Fund currently invests indirectly in Indian companies through FT
     (Mauritius) Offshore Investments Limited, a wholly owned, collective investment vehicle registered in the Republic of Mauritius.

(2.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI India Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in India. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 28.


                              Semiannual Report | 3

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PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Commercial Banks                            14.4%
Oil, Gas & Consumable Fuels                 12.7%
IT Services                                  8.8%
Wireless Telecommunication Services          4.8%
Electrical Equipment                         4.6%
Automobiles                                  4.1%
Diversified Financial Services               3.6%
Machinery                                    3.5%
Construction & Engineering                   3.2%
Food Products                                3.1%
Pharmaceuticals                              2.7%
Construction Materials                       2.6%
Chemicals                                    2.2%
Metals & Mining                              2.2%
Media                                        2.1%
Other                                        9.7%
Short-Term Investments & Other Net Assets   15.7%

growth, which had been negative through most of 2009, returned to positive territory by November 2009.

The strength of India's economic recovery resulted in upward revisions to economic growth expectations by global and domestic institutions. By period-end, the International Monetary Fund forecast the Indian economy to grow 8.8% in 2010 and 8.4% in 2011, compared with earlier estimates of 7.7% and 7.8%. The brighter outlook, along with a low interest-rate scenario and easing liquidity conditions globally, resulted in increased foreign investment flows into India.

The Indian government reiterated its commitment to accelerate the gross domestic product (GDP) growth rate to a 9% to 10% range over the medium term and gradually introduce further policy reforms. It also remained focused on inclusive development and addressing infrastructure bottlenecks through additional spending. The government's 2010 Union Budget outlined a fiscal consolidation plan for the next few years and introduced tax reforms that could potentially help enhance India's tax-to-GDP ratio.

In terms of monetary policy, the Indian central bank moved firmly toward policy normalization. Increased inflationary pressures largely due to supply-side factors and also emerging demand-led pressures caused some concern during the reporting period. The central bank raised interest rates by 100 basis points (100 basis points equal one percentage point) and bank reserve requirements by 50 basis points since the beginning of 2010.

Overall, India continued to demonstrate strength in terms of economic fundamentals given the relatively strong banking sector and household financial health. The country has witnessed a sustained rise in per-capita income over the last five years, and this upward trajectory alongside changing lifestyles and a relatively young population has contributed to rising domestic demand for a wide array of goods and services.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth potential, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry


                              4 | Semiannual Report

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expertise and use both qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company's financial strength, management's expertise, the company's growth potential within the industry, and the industry's growth potential.

MANAGER'S DISCUSSION

Three key drivers of India's long-term growth trends were firmly in place during the six-month reporting period: positive demographic shifts (including a larger proportion of working-age citizens within the overall population), rising income levels and the government's ongoing push for rapid infrastructure development. Keeping this in mind, we maintained a focus on what we believed to be well-managed companies in the industries most likely to benefit from these powerful economic drivers.

The broad-based rally in Indian equity markets reflected the fact that corporate earnings and profitability were back on track, helping most Fund holdings deliver positive returns. In terms of sectors, our holdings in financials, industrials and materials added significantly to absolute Fund performance. One of the portfolio's top individual contributors was Infosys Technologies, India's second-largest information technology (IT) services company and one of the world's fastest growing IT services companies. The firm exhibited resilience during the global turmoil of 2008 and early 2009, and by 2010 it benefited significantly as global business spending rebounded from historically low levels. At period-end, we believed Infosys's various strategic initiatives undertaken to alter the company's business mixture boded well for future growth.

Our top holdings in the commercial banks industry, ICICI Bank and HDFC Bank, delivered strong returns, leading the Fund's advance within the financials sector. Given the low penetration of banking and financial services in India and positive demographics, we believe banks and related institutions stand to realize significant growth potential, and well-established large private banks such as ICICI and HDFC appeared well-placed to take advantage of this growth opportunity.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative

TOP 10 EQUITY HOLDINGS
4/30/10

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY                          NET ASSETS
---------------                          ----------
Infosys Technologies Ltd.                   5.8%
   IT SERVICES
ICICI Bank Ltd.                             5.3%
   COMMERCIAL BANKS
HDFC Bank Ltd.                              5.0%
   COMMERCIAL BANKS
Reliance Industries Ltd.                    4.5%
   OIL, GAS & CONSUMABLE FUELS
Bharti Airtel Ltd.                          3.8%
   WIRELESS TELECOMMUNICATION SERVICES
Larsen & Toubro Ltd.                        3.2%
   CONSTRUCTION & ENGINEERING
Nestle India Ltd.                           3.1%
   FOOD PRODUCTS
Oil & Natural Gas Corp. Ltd.                2.9%
   OIL, GAS & CONSUMABLE FUELS
Cummins India Ltd.                          2.9%
   MACHINERY
Hero Honda Motors Ltd.                      2.9%
   AUTOMOBILES


                              Semiannual Report | 5
effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2010, the U.S. dollar decreased in value relative to the Indian rupee. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities denominated in the Indian rupee. However, one cannot expect the same result in future periods.

In contrast, the Fund's return was negatively impacted by declines in certain key holdings such as consumer products manufacturer Hindustan Unilever, real estate developer DLF Limited and financial services provider India Infoline. Investors moved away from defensive, or non-cyclical, sectors during the rally and generally favored economically sensitive, or cyclical, sectors geared for a global recovery phase. This general condition, along with investor concerns pertaining to increased competition and market share declines in key product segments weighed on consumer goods conglomerate Hindustan Unilever. According to our analysis, the company's strong brand portfolio and extensive distribution network should help the firm's medium- to long-term performance. DLF is one of India's largest real estate development firms and also has a presence in the annuity business. Lingering concerns surrounding a slowdown in real estate demand, especially for commercial real estate, weighed on DLF's share price. Our investment in India Infoline fell in value amid increased market volatility toward period-end and investor concerns over central bank monetary tightening efforts.

At period-end, we tended to favor companies we believed were poised to benefit from our identified trends of increased consumption and infrastructure investment. These companies included Kotak Mahindra Bank, food and beverage conglomerate Nestle India, watch and jewelry retailer Titan Industries, and Jagran Prakashan, a newspaper and magazine publisher operating with 37 editions in 11 Indian states.


                              6 | Semiannual Report

Thank you for your continued participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF STEPHEN H. DOVER)


/s/ Stephen H. Dover

Stephen H. Dover, CFA


(PHOTO OF PURAV A. JHAVERI)


/s/ Purav A. Jhaveri

Purav A. Jhaveri, CFA, FRM

Portfolio Management Team
Franklin India Growth Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Performance Summary as of 4/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FINGX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.66    $9.90      $8.24
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0583

CLASS C (SYMBOL: N/A)                       CHANGE   4/30/10   10/31/09
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$1.63    $9.77      $8.14
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0350

ADVISOR CLASS (SYMBOL: FIGZX)               CHANGE   4/30/10   10/31/09
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$1.66    $9.94      $8.28
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0707


                              8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

                                                                       INCEPTION
CLASS A                                           6-MONTH    1-YEAR    (1/31/08)
-------                                           -------   --------   ---------
Cumulative Total Return(2)                         +20.94%    +78.92%     -0.34%
Average Annual Total Return(3)                     +14.02%    +68.62%     -2.75%
Value of $10,000 Investment(4)                    $11,402    $16,862     $9,393
Avg. Ann. Total Return (3/31/10)(5)                           +91.84%     -3.76%
   Total Annual Operating Expenses(6)
      Without Waiver                       2.55%
      With Waiver                          1.70%

                                                                       INCEPTION
CLASS C                                           6-MONTH    1-YEAR    (1/31/08)
-------                                           -------   --------   ---------
Cumulative Total Return(2)                         +20.51%    +77.71%     -1.91%
Average Annual Total Return(3)                     +19.51%    +76.71%     -0.85%
Value of $10,000 Investment(4)                    $11,951   $ 17,671     $9,809
Avg. Ann. Total Return (3/31/10)(5)                          +101.07%     -1.78%
   Total Annual Operating Expenses(6)
      Without Waiver                       3.25%
      With Waiver                          2.40%

                                                                       INCEPTION
ADVISOR CLASS                                     6-MONTH    1-YEAR    (1/31/08)
-------------                                     -------   --------   ---------
Cumulative Total Return(2)                         +21.01%    +79.24%     +0.22%
Average Annual Total Return(3)                     +21.01%    +79.24%     +0.10%
Value of $10,000 Investment(4)                    $12,101   $ 17,924    $10,022
Avg. Ann. Total Return (3/31/10)(5)                          +103.70%     -0.83%
   Total Annual Operating Expenses(6)
      Without Waiver                       2.25%
      With Waiver                          1.40%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE COMMON EXPENSES (I.E., A COMBINATION OF MANAGEMENT FEES, ADMINISTRATIVE FEES, AND OTHER EXPENSES, INCLUDING THE FUND'S SHARE OF FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED'S ALLOCATED EXPENSES, BUT EXCLUDING DISTRIBUTION FEES AND OTHER ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.40% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/11.


                              Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO RISKS ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE POTENTIAL LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,209.40              $ 9.31
Hypothetical (5% return before expenses)         $1,000           $1,016.36              $ 8.50

CLASS C
Actual                                           $1,000           $1,205.10              $13.12
Hypothetical (5% return before expenses)         $1,000           $1,012.89              $11.98

ADVISOR CLASS
Actual                                           $1,000           $1,210.10              $ 7.67
Hypothetical (5% return before expenses)         $1,000           $1,017.85              $ 7.00

* Expenses are calculated using the most recent expense ratio, net of expense waivers, annualized for each class (A: 1.70%; C: 2.40%; and Advisor:
     1.40%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INDIA GROWTH FUND

                                                                                 YEAR ENDED
                                                          SIX MONTHS ENDED       OCTOBER 31,
                                                           APRIL 30, 2010    ------------------
CLASS A                                                      (UNAUDITED)       2009     2008(a)
-------                                                   ----------------   -------    -------
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $  8.24        $  4.98    $ 10.00
                                                              -------        -------    -------
Income from investment operations(c):
   Net investment income (loss)(d) ....................         (0.04)         (0.02)     (0.01)
   Net realized and unrealized gains (losses) .........          1.76           3.28      (5.01)
                                                              -------        -------    -------
Total from investment operations ......................          1.72           3.26      (5.02)
                                                              -------        -------    -------
Less distributions from net investment income .........         (0.06)            --         --
                                                              -------        -------    -------
Redemption fees(e) ....................................            --             --         --(f)
                                                              -------        -------    -------
Net asset value, end of period ........................       $  9.90        $  8.24    $  4.98
                                                              =======        =======    =======
Total return(g) .......................................         20.94%         65.46%    (50.20)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates .....          2.16%          2.55%      2.78%
Expenses net of waiver and payments by affiliates(i) ..          1.70%          1.70%      1.70%
Net investment income (loss) ..........................         (0.78)%        (0.40)%    (0.15)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................       $21,558        $11,310    $ 3,596
Portfolio turnover rate(j) ............................         24.45%         72.23%     45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                                                 YEAR ENDED
                                                          SIX MONTHS ENDED       OCTOBER 31,
                                                           APRIL 30, 2010    ------------------
CLASS C                                                      (UNAUDITED)       2009     2008(a)
-------                                                   ----------------   -------    -------
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $ 8.14        $ 4.96     $ 10.00
                                                               ------        ------     -------
Income from investment operations(c):
   Net investment income (loss)(d) ....................         (0.07)        (0.06)      (0.04)
   Net realized and unrealized gains (losses) .........          1.74          3.24       (5.00)
                                                               ------        ------     -------
Total from investment operations ......................          1.67          3.18       (5.04)
                                                               ------        ------     -------
Less distributions from net investment income .........         (0.04)           --          --
                                                               ------        ------     -------
Redemption fees(e) ....................................            --            --          --(f)
                                                               ------        ------     -------
Net asset value, end of period ........................        $ 9.77        $ 8.14     $  4.96
                                                               ======        ======     =======
Total return(g) .......................................         20.51%        64.11%     (50.40)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates .....          2.86%         3.25%       3.48%
Expenses net of waiver and payments by affiliates(i) ..          2.40%         2.40%       2.40%
Net investment income (loss) ..........................         (1.48)%       (1.10)%     (0.85)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $6,960        $3,768     $   947
Portfolio turnover rate(j) ............................         24.45%        72.23%      45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                                                  YEAR ENDED
                                                          SIX MONTHS ENDED       OCTOBER 31,
                                                           APRIL 30, 2010    --------------------
ADVISOR CLASS                                                (UNAUDITED)       2009       2008(a)
-------------                                             ----------------   -------      -------
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $  8.28        $  4.99      $ 10.00
                                                              -------        -------      -------
Income from investment operations(c):
   Net investment income (loss)(d) ....................         (0.02)            --(e)      0.01
   Net realized and unrealized gains (losses) .........          1.75           3.29        (5.02)
                                                              -------        -------      -------
Total from investment operations ......................          1.73           3.29        (5.01)
                                                              -------        -------      -------
Less distributions from net investment income .........         (0.07)            --(e)        --
                                                              -------        -------      -------
Redemption fees(f) ....................................            --             --           --(e)
                                                              -------        -------      -------
Net asset value, end of period ........................       $  9.94        $  8.28      $  4.99
                                                              -------        -------      -------
Total return(g) .......................................         21.01%         65.97%      (50.10)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates .....          1.86%          2.25%        2.48%
Expenses net of waiver and payments by affiliates(i) ..          1.40%          1.40%        1.40%
Net investment income (loss) ..........................         (0.48)%        (0.10)%       0.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................       $84,939        $57,337      $29,931
Portfolio turnover rate(j) ............................         24.45%         72.23%       45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (unaudited)

                                                                                 FRANKLIN
                                                                               INDIA GROWTH
                                                                                   FUND
                                                                               ------------
Assets:
   Investments in FT (Mauritius) Offshore Investments Limited (Note 1) ....    $112,543,875
   Cash ...................................................................          89,998
   Receivables from capital shares sold ...................................       1,041,478
   Prepaid expenses .......................................................          23,947
   Other assets ...........................................................             194
                                                                               ------------
         Total assets .....................................................     113,699,492
                                                                               ------------
Liabilities:
   Payables:
      Capital shares redeemed .............................................         170,180
      Affiliates ..........................................................          26,975
      Reports to shareholders .............................................          12,619
      Professional fees ...................................................          31,060
   Accrued expenses and other liabilities .................................           1,139
                                                                               ------------
         Total liabilities ................................................         241,973
                                                                               ------------
            Net assets, at value ..........................................    $113,457,519
                                                                               ============
Net assets consist of:
   Paid-in capital ........................................................    $ 98,748,755
   Distributions in excess of net investment income .......................        (918,220)
   Net unrealized appreciation (depreciation) .............................      25,895,630
   Accumulated net realized gain (loss) ...................................     (10,268,646)
                                                                               ------------
            Net assets, at value ..........................................    $113,457,519
                                                                               ============
CLASS A:
   Net assets, at value ...................................................    $ 21,558,391
                                                                               ============
   Shares outstanding .....................................................       2,177,406
                                                                               ============
   Net asset value per share(a) ...........................................    $       9.90
                                                                               ============
   Maximum offering price per share (net asset value per share / 94.25%) ..    $      10.50
                                                                               ============
CLASS C:
   Net assets, at value ...................................................    $  6,960,228
                                                                               ============
   Shares outstanding .....................................................         712,438
                                                                               ============
   Net asset value and maximum offering price per share(a) ................    $       9.77
                                                                               ============
ADVISOR CLASS:
   Net assets, at value ...................................................    $ 84,938,900
                                                                               ============
   Shares outstanding .....................................................       8,541,626
                                                                               ============
   Net asset value and maximum offering price per share ...................    $       9.94
                                                                               ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the six months ended April 30, 2010 (unaudited)

                                                                                 FRANKLIN
                                                                               INDIA GROWTH
                                                                                   FUND
                                                                               ------------
Net investment income allocated from FT (Mauritius) Offshore Investments
   Limited:
   Dividends ..............................................................    $   426,033
   Expenses ...............................................................       (548,394)
                                                                               -----------
            Net investment income allocated from FT (Mauritius) Offshore
               Investments Limited ........................................       (122,361)
                                                                               -----------
Expenses:
   Management fees (Note 3a) ..............................................        115,508
   Administrative fees (Note 3b) ..........................................         92,407
   Distribution fees: (Note 3e)
      Class A .............................................................         23,238
      Class C .............................................................         25,198
   Transfer agent fees (Note 3c) ..........................................         24,277
   Custodian fees (Note 4) ................................................            427
   Reports to shareholders ................................................         17,605
   Registration and filing fees ...........................................         26,449
   Professional fees ......................................................         31,778
   Trustees' fees and expenses ............................................          2,220
   Other ..................................................................          1,540
                                                                               -----------
         Total expenses ...................................................        360,647
                                                                               -----------
         Expense reductions (Note 4) ......................................             (3)
         Expenses waived/paid by affiliates (Note 3f) .....................       (213,747)
                                                                               -----------
            Net expenses ..................................................        146,897
                                                                               -----------
               Net investment income (loss) ...............................       (269,258)
                                                                               -----------
Realized and unrealized gains (losses) on investments allocated from FT (Mauritius) Offshore Investments Limited:
   Net realized gain (loss) from:
      Investments .........................................................      2,795,708
      Foreign currency transactions .......................................         22,519
                                                                               -----------
         Net realized gain (loss) .........................................      2,818,227
                                                                               -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................     14,270,880
      Translation of assets and liabilities denominated in foreign
         currencies .......................................................        479,108
                                                                               -----------
         Net change in unrealized appreciation (depreciation) .............     14,749,988
                                                                               -----------
Net realized and unrealized gain (loss) ...................................     17,568,215
                                                                               -----------
Net increase (decrease) in net assets resulting from operations ...........    $17,298,957
                                                                               ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FRANKLIN INDIA GROWTH FUND
                                                                           -----------------------------------
                                                                           SIX MONTHS ENDED
                                                                            APRIL 30, 2010       YEAR ENDED
                                                                              (UNAUDITED)     OCTOBER 31, 2009
                                                                           ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .....................................     $   (269,258)      $   (80,206)
      Net realized gain (loss) from investments and foreign currency
         transactions ..................................................        2,818,227        (7,782,272)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies .............................       14,749,988        31,989,078
                                                                             ------------       -----------
         Net increase (decrease) in net assets resulting from
            operations .................................................       17,298,957        24,126,600
                                                                             ------------       -----------
Distributions to shareholders from net investment income:
   Class A .............................................................          (85,466)               --
   Class C .............................................................          (17,410)               --
   Advisor Class .......................................................         (524,593)           (7,786)
                                                                             ------------       -----------
Total distributions to shareholders ....................................         (627,469)           (7,786)
                                                                             ------------       -----------
Capital share transactions: (Note 2)
   Class A .............................................................        7,445,710         4,802,598
   Class C .............................................................        2,316,360         1,935,301
   Advisor Class .......................................................       14,609,737         7,084,202
                                                                             ------------       -----------
Total capital share transactions .......................................       24,371,807        13,822,101
                                                                             ------------       -----------
         Net increase (decrease) in net assets .........................       41,043,295        37,940,915
                                                                             ------------       -----------
Net assets:
   Beginning of period .................................................       72,414,224        34,473,309
   End of period .......................................................     $113,457,519       $72,414,224
                                                                             ============       ===========
Distributions in excess of net investment income included in net assets:
   End of period .......................................................     $   (918,220)      $   (21,493)
                                                                             ============       ===========

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Franklin India Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares:
Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Fund operates using a "master fund/feeder fund" structure and invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. At April 30, 2010, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund's investment in the Portfolio shares is valued at the Portfolio's net asset value per share. Valuation of securities by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

The Fund's investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio's Notes to Financial Statements.


                             Semiannual Report | 19

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             20 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

2. CAPITAL STOCK

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                          SIX MONTHS ENDED             YEAR ENDED
                                           APRIL 30, 2010           OCTOBER 31, 2009
                                      -----------------------   -----------------------
                                        SHARES       AMOUNT       SHARES       AMOUNT
                                      ---------   -----------   ---------   -----------
CLASS A SHARES:
   Shares sold ....................   1,127,971   $10,390,289   1,003,494   $ 6,930,516
   Shares issued in reinvestment of
      distributions ...............       8,125        71,340          --            --
   Shares redeemed ................    (331,266)   (3,015,919)   (352,884)   (2,127,918)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........     804,830   $ 7,445,710     650,610   $ 4,802,598
                                      =========   ===========   =========   ===========
CLASS C SHARES:
   Shares sold ....................     329,888   $ 3,019,010     319,159   $ 2,250,029
   Shares issued in reinvestment of
      distributions ...............       1,608        13,969          --            --
   Shares redeemed ................     (81,719)     (716,619)    (47,665)     (314,728)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........     249,777   $ 2,316,360     271,494   $ 1,935,301
                                      =========   ===========   =========   ===========
ADVISOR CLASS SHARES:
   Shares sold ....................   1,893,478   $17,153,887   1,094,773   $ 8,171,106
   Shares issued in reinvestment of
      distributions ...............      49,605       437,019       1,476         7,602
   Shares redeemed ................    (325,191)   (2,981,169)   (166,692)   (1,094,506)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........   1,617,892   $14,609,737     929,557   $ 7,084,202
                                      =========   ===========   =========   ===========

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Portfolio and of the following subsidiaries:

SUBSIDIARY                                                                     AFFILIATION
----------                                                               ----------------------
Franklin Advisers, Inc. (Advisers)                                       Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)   Investment manager
Franklin Templeton Services, LLC (FT Services)                           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)            Transfer agent


                             Semiannual Report | 21

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers equal to 20% of the total management fee with the remainder to be paid by the Portfolio. The total management fee is paid based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

Under a subadvisory agreement, FT India, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.35%
Class C .....   1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                             22 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................   $24,407
Contingent deferred sales charges retained ......................   $ 1,001

E. TRANSFER AGENT FEES

For the period ended April 30, 2010, the Fund paid transfer agent fees of $24,277, of which $20,829 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, including the fund's share of the Portfolio's allocated expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.40% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2016 ...............................   $ 4,571,985
   2017 ...............................     6,486,217
                                          -----------
                                          $11,058,202
                                          ===========


                             Semiannual Report | 23

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

5. INCOME TAXES (CONTINUED)

At April 30, 2010, the cost of investments and net unrealized appreciation (depreciation) including the holdings of the Portfolio for income tax purposes were as follows:

Cost of investments ...........................   $71,624,606
                                                  ===========
Unrealized appreciation .......................   $24,898,771
Unrealized depreciation .......................    (1,699,500)
                                                  -----------
Net unrealized appreciation (depreciation) ...    $23,199,271
                                                  ===========

The Portfolio is a disregarded entity for United States Federal income tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. SHAREHOLDER CONCENTRATIONS

At April 30, 2010, there was one unaffiliated shareholder holding 51% of the Fund's outstanding shares. Investment activities of this shareholder could have a material impact on the Fund. Subsequent to April 30, 2010, the unaffiliated shareholder redeemed its entire holdings. The Portfolio incurred transaction costs from investment activities on this redemption of $70,398 which was reimbursed by an affiliate of Advisers.

7. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.


                             24 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended April 30, 2010, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those

At April 30, 2010, all of the Fund's investments in securities through the Portfolio carried at fair value were in Level 1 inputs.


                             Semiannual Report | 25

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.


                             26 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

FINANCIAL HIGHLIGHTS
(Expressed in U.S. Dollars)

                                                   SIX MONTHS ENDED   YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2010    ----------------------
                                                      (UNAUDITED)        2009      2008(a)
                                                   ----------------    -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $   8.26         $  4.97     $ 10.00
                                                      --------         -------     -------
Income from investment operations(b):
   Net investment income (loss)(c) .............         (0.01)             --(d)     0.01
   Net realized and unrealized gains (losses) ..          1.77            3.29       (5.04)
                                                      --------         -------     -------
Total from investment operations ...............          1.76            3.29       (5.03)
                                                      --------         -------     -------
Net asset value, end of period .................      $  10.02         $  8.26     $  4.97
                                                      ========         =======     =======
Total return(e) ................................         21.31%          66.20%     (50.30)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................          1.19%           1.37%       1.40%
Net investment income (loss) ...................         (0.27)%         (0.06)%      0.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $112,544         $72,271     $34,371
Portfolio turnover rate ........................         24.45%          72.23%      45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Portfolio shares in relation to income earned and/or fluctuating market value of the investments of the Portfolio.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

FT (Mauritius) Offshore Investments Limited

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)
(Expressed in U.S. Dollars)

                                                                             SHARES       VALUE
                                                                            -------   ------------
    COMMON STOCKS 84.3%
    INDIA 84.3%
    AUTO COMPONENTS 1.1%
    Bosch Ltd. ..........................................................     6,516   $    718,931
    Exide Industries Ltd. ...............................................   167,936        463,886
                                                                                      ------------
                                                                                         1,182,817
                                                                                      ------------
    AUTOMOBILES 4.1%
    Hero Honda Motors Ltd. ..............................................    74,606      3,209,954
    Mahindra & Mahindra Ltd. ............................................   116,658      1,386,195
                                                                                      ------------
                                                                                         4,596,149
                                                                                      ------------
    CAPITAL MARKETS 1.0%
    India Infoline Ltd. .................................................   471,240      1,158,010
                                                                                      ------------
    CHEMICALS 2.2%
    Asian Paints Ltd. ...................................................    52,800      2,474,475
                                                                                      ------------
    COMMERCIAL BANKS 14.4%
    Axis Bank Ltd. ......................................................   100,691      2,884,163
    HDFC Bank Ltd. ......................................................   125,644      5,651,781
    ICICI Bank Ltd. .....................................................   275,790      5,920,686
    IndusInd Bank Ltd. ..................................................   135,657        594,103
    Punjab National Bank Ltd. ...........................................     1,000         23,438
    State Bank of India .................................................    22,799      1,183,308
                                                                                      ------------
                                                                                        16,257,479
                                                                                      ------------
    CONSTRUCTION & ENGINEERING 3.2%
    Larsen & Toubro Ltd. ................................................   100,000      3,632,637
                                                                                      ------------
    CONSTRUCTION MATERIALS 2.6%
    Grasim Industries Ltd. ..............................................    22,211      1,368,654
    Ultra Tech Cement Ltd. ..............................................    69,927      1,535,709
                                                                                      ------------
                                                                                         2,904,363
                                                                                      ------------
    DIVERSIFIED FINANCIAL SERVICES 3.6%
    Crisil Ltd. .........................................................    11,999      1,495,234
    Kotak Mahindra Bank Ltd. ............................................   154,002      2,566,294
                                                                                      ------------
                                                                                         4,061,528
                                                                                      ------------
    ELECTRICAL EQUIPMENT 4.6%
    Bharat Heavy Electricals Ltd. .......................................    42,000      2,364,047
    Crompton Greaves Ltd. ...............................................   465,969      2,773,187
                                                                                      ------------
                                                                                         5,137,234
                                                                                      ------------
    FOOD PRODUCTS 3.1%
    Nestle India Ltd. ...................................................    56,149      3,501,909
                                                                                      ------------
    HOUSEHOLD PRODUCTS 1.0%
    Hindustan Unilever Ltd. .............................................   198,095      1,069,333
                                                                                      ------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.5%
    NTPC Ltd. ...........................................................   350,065      1,636,272
                                                                                      ------------


                             28 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

                                                                             SHARES       VALUE
                                                                            -------   ------------
    COMMON STOCKS (CONTINUED)
    INDIA (CONTINUED)
    IT SERVICES 8.8%
    Infosys Technologies Ltd. ...........................................   104,931   $  6,484,629
    Tata Consultancy Services Ltd. ......................................   140,380      2,428,709
    Wipro Ltd. ..........................................................    63,000        958,340
                                                                                      ------------
                                                                                         9,871,678
                                                                                      ------------
    MACHINERY 3.5%
    Cummins India Ltd. ..................................................   253,241      3,258,816
    Thermax Ltd. ........................................................    41,153        668,161
                                                                                      ------------
                                                                                         3,926,977
                                                                                      ------------
    MEDIA 2.1%
(a) IBN18 Broadcast Ltd. ................................................   393,015        852,161
(a) IBN18 Broadcast Ltd. ................................................   117,904         93,205
    Jagran Prakashan Ltd. ...............................................   376,931      1,021,609
(a) New Delhi Television Ltd. ...........................................     6,750         18,325
(a) Television Eighteen India Ltd. ......................................   204,788        382,980
                                                                                      ------------
                                                                                         2,368,280
                                                                                      ------------
    METALS & MINING 2.2%
    Gujarat Mineral Development Corp. Ltd. ..............................   239,437        740,889
    Steel Authority of India Ltd. .......................................   249,443      1,231,299
    Sterlite Industries (India) Ltd. ....................................    25,000        467,787
                                                                                      ------------
                                                                                         2,439,975
                                                                                      ------------
    OIL, GAS & CONSUMABLE FUELS 12.7%
    Bharat Petroleum Corp. Ltd. .........................................   110,000      1,286,584
(a) Cairn India Ltd. ....................................................   400,000      2,844,495
    Great Eastern Shipping Co. Ltd. .....................................   248,050      1,853,582
    Oil & Natural Gas Corp. Ltd. ........................................   138,518      3,300,967
    Reliance Industries Ltd. ............................................   214,990      5,013,601
                                                                                      ------------
                                                                                        14,299,229
                                                                                      ------------
    PERSONAL PRODUCTS 1.3%
    Marico Ltd. .........................................................   624,953      1,509,627
                                                                                      ------------
    PHARMACEUTICALS 2.7%
    Cipla Ltd. ..........................................................   176,640      1,366,641
    Lupin Ltd. ..........................................................    43,523      1,678,744
                                                                                      ------------
                                                                                         3,045,385
                                                                                      ------------
    REAL ESTATE MANAGEMENT & DEVELOPMENT 1.1%
    DLF Ltd. ............................................................   182,813      1,285,162
                                                                                      ------------
    TEXTILES, APPAREL & LUXURY GOODS 1.0%
    Titan Industries Ltd. ...............................................    24,318      1,169,598
                                                                                      ------------
    THRIFTS & MORTGAGE FINANCE 1.7%
    Housing Development Finance Corp. Ltd. ..............................    30,310      1,931,830
                                                                                      ------------


                             Semiannual Report | 29

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

                                                                             SHARES       VALUE
                                                                            -------   ------------
    COMMON STOCKS (CONTINUED)
    INDIA (CONTINUED)
    WIRELESS TELECOMMUNICATION SERVICES 4.8%
    Bharti Airtel Ltd. ..................................................   640,000   $  4,313,405
    Idea Cellular Ltd. ..................................................   760,000      1,050,525
                                                                                      ------------
                                                                                         5,363,930
                                                                                      ------------
    TOTAL COMMON STOCKS (COST $69,164,387) ..............................               94,823,877
    OTHER ASSETS, LESS LIABILITIES 15.7% ................................               17,719,998
                                                                                      ------------
    NET ASSETS 100.0% ...................................................             $112,543,875
                                                                                      ============

(a)  Non-income producing.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (unaudited)

Assets:
   Investments in securities:
      Cost ......................................................   $ 69,164,387
                                                                    ============
      Value .....................................................   $ 94,823,877
   Cash .........................................................         85,920
   Foreign currency, at value (cost $17,668,695) ................     17,906,483
   Receivables - Dividends ......................................         61,152
                                                                    ------------
         Total assets ...........................................    112,877,432
                                                                    ------------
Liabilities:
   Payables:
      Investment securities purchased ...........................        226,600
      Affiliates ................................................         91,252
   Accrued expenses and other liabilities .......................         15,705
                                                                    ------------
         Total liabilities ......................................        333,557
                                                                    ------------
            Net assets, at value ................................   $112,543,875
                                                                    ============
Shares outstanding ..............................................     11,233,522
                                                                    ============
Net asset value per share .......................................   $      10.02
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

STATEMENT OF OPERATIONS
for the six months ended April 30, 2010 (unaudited)

Investment income:
   Dividends ......................................................   $   426,033
                                                                      -----------
Expenses:
   Management fees (Note 3a) ......................................       462,033
   Administrative fees (Note 3b) ..................................        21,218
   Custodian fees .................................................        41,123
   Professional fees ..............................................        10,298
   Directors' fees and expenses ...................................         7,868
   Other ..........................................................         5,854
                                                                      -----------
         Total expenses ...........................................       548,394
                                                                      -----------
            Net investment income (loss) ..........................      (122,361)
                                                                      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................     2,795,708
      Foreign currency transactions ...............................        22,519
                                                                      -----------
            Net realized gain (loss) ..............................     2,818,227
                                                                      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................    14,270,880
      Translation of other assets and liabilities denominated in
         foreign currencies .......................................       479,108
                                                                      -----------
            Net change in unrealized appreciation (depreciation) ..    14,749,988
                                                                      -----------
Net realized and unrealized gain (loss) ...........................    17,568,215
                                                                      -----------
Net increase (decrease) in net assets resulting from operations ...   $17,445,854
                                                                      ===========

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               APRIL 30, 2010       YEAR ENDED
                                                                 (UNAUDITED)     OCTOBER 31, 2009
                                                              ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ........................     $   (122,361)      $   (27,639)
      Net realized gain (loss) from investments and foreign
         currency transactions ............................        2,818,227        (7,782,272)
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies ....       14,749,988        31,989,078
                                                                ------------       -----------
         Net increase (decrease) in net assets resulting
            from operations ...............................       17,445,854        24,179,167
                                                                ------------       -----------
   Capital share transactions (Note 2) ....................       22,827,506        13,720,002
                                                                ------------       -----------
         Net increase (decrease) in net assets ............       40,273,360        37,899,169
Net assets:
   Beginning of period ....................................       72,270,515        34,371,346
                                                                ------------       -----------
   End of period ..........................................     $112,543,875       $72,270,515
                                                                ============       ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

FT (Mauritius) Offshore Investments Limited

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Franklin India Growth Fund's (Fund) purchase of securities of a wide selection of Indian companies, consistent with the Fund's investment strategies and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2010, the Fund owned 100% of the Portfolio.

The following summarizes the Portfolio's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Portfolio follows the Fund's procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Portfolio. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market


                             34 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities and believes that such certification is evidence that it is a resident of Mauritius under the Treaty. A company which is a tax resident in Mauritius under the Treaty and has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities but is subject to Indian withholding tax on interest earned on Indian securities at the rate of 21.115% (which includes surcharges). There is no withholding tax in India in respect of dividends paid by Indian companies and such dividends are exempt in the hands of the shareholders.


                             Semiannual Report | 35

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES (CONTINUED)

The Portfolio holds a Category 1 Global Business License for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax in Mauritius at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). Indian companies making distributions are, however, liable to a dividend distribution tax equivalent to 16.995% of the dividends distributed. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Portfolio will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the Treaty.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is notified of the ex-dividend date.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             36 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, the Portfolio's officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. CAPITAL STOCK

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio's shares were as follows:

                                  SIX MONTHS ENDED             YEAR ENDED
                                   APRIL 30, 2010           OCTOBER 31, 2009
                              -----------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                              ---------   -----------   ---------   -----------
Shares sold ...............   2,695,438   $24,673,576   1,960,260   $14,423,328
Shares redeemed ...........    (207,511)   (1,846,070)   (130,528)     (703,324)
                              ---------   -----------   ---------   -----------
Net increase (decrease) ...   2,487,927   $22,827,506   1,829,732   $13,720,002
                              =========   ===========   =========   ===========

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

A. MANAGEMENT FEES

The Portfolio pays an investment management fee to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                        NET ASSETS
----------                       ----------
  1.250%     Up to and including $1 billion
  1.200%     Over $1 billion, up to and including $5 billion
  1.150%     Over $5 billion, up to and including $10 billion
  1.100%     Over $10 billion, up to and including $15 billion
  1.050%     Over $15 billion, up to and including $20 billion
  1.000%     In excess of $20 billion


                             Semiannual Report | 37

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2010, aggregated $30,282,943 and $20,346,892, respectively.

5. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. FAIR VALUE MEASUREMENTS

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At April 30, 2010, all of the Portfolio's investments in securities carried at fair value were in Level 1 inputs.


                             38 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

7. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Portfolio believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

8. SUBSEQUENT EVENTS

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the Fund's financial statements.


                             Semiannual Report | 39

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 13, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin India Growth Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the investment manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished


                             40 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the


                             Semiannual Report | 41

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board's view of such performance. The performance universe for the Fund consisted of the Fund and all retail and institutional emerging markets funds as selected by Lipper. The Fund has been in operation for only two full annual periods and the Lipper report comparison showed the Fund's total return during each such period to be in the second-highest quintile of such performance universe. While noting such favorable comparative performance, the Board did not find it particularly meaningful in view of the Fund's short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate for the Fund to be in the highest quintile of its Lipper expense group, but its actual total expense ratio to be in the least expensive quintile of such group. The Board was satisfied with such expenses, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each


                             42 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $88 million on December 31, 2009, and the Board also believed such size afforded no meaningful economies of scale, noting that the Fund's expenses were subsidized by management.


                             Semiannual Report | 43

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             44 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets
Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INDIA GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

141 S 06/10








      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST



By /s/LAURA F. FERGERSON
   ----------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   ----------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010


By /s/GASTON GARDEY
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2010